For the nine months ended September 30, 2014, the net	Unfortunately, while the U.S. recovery has experienced a
asset value per Common Share increased 5.4% while	modest uptick in growth from last year, our trading partners
the investment return to our stockholders increased by	in Asia, Europe, and the emerging economies have not. This
5.3%. By comparison, our benchmark, the Standard & Poor’s	has increased the relative value of the U.S. Dollar and reduced
500 Stock Index (including income), increased 8.4%. For the	demand and prices for commodities including fuels and some
twelve months ended September 30, 2014, the return on the	finished goods. And while this is a symptom of the weakness
net asset value per Common Share increased by 13.6%, and	abroad, it is on balance a net positive for U.S. consumers.
the return to our stockholders increased by 15.2%; these com-	Although recently embracing a modest form of QE intended
pare with an increase of 19.7% for the S&P 500. During both	to jumpstart its economy, Europe continues to suffer from a
periods, the discount at which our shares traded continued to	combination of no growth and deflation amidst structurally
fluctuate and on September 30, 2014, it was 14.4%.	inhibited monetary and fiscal policy. Economic confidence
has also been depressed by the continuing difficulties in coun-
As detailed in the accompanying financial statements (unau-	tering Russian aggression against the Ukraine and threats to
dited), as of September 30, 2014, the net assets applicable to	the Baltics. Asia has yet to fully address its mixed economic
the Company’s Common Stock were $1,276,977,415 equal to	performance, particularly Japan and China. Japan instituted a
$43.30 per Common Share.	large tax increase in the spring which has dampened demand
and China continues to deal with the transition from an export
The increase in net assets resulting from operations for the nine	oriented economy to one more balanced with support from
months ended September 30, 2014 was $63,068,047. During	domestic demand.
this period, the net realized gain on investments sold was
$89,067,458 and the decrease in net unrealized appreciation	In sum, improved economic growth domestically, in conjunc-
was $25,105,461. Net investment income for the nine months	tion with low interest rates, appear capable of continuing
was $7,590,029 and distributions to Preferred Stockholders	the U.S. economy’s pace of slightly stronger, but still muted
amounted to $8,483,979.	growth. Valuations among large capitalized equities remain
cheaper relative to small and midsize firms, though recent
During the nine months, 445,681 shares of the Company’s	underperformance by the latter has narrowed that gap consid-
Common Stock were repurchased for $15,560,378 at an aver-	erably. Corporate margins seem to have plateaued, leaving
age discount from net asset value of 14.6%.	earnings growth tied closer to the real economy’s growth rate
Throughout this year, we have commented on the performance	and productivity improvements. A re-acceleration in non-U.S.
of the real economy relative to the financial economy. Our dis-	economies is likely required to improve economic prospects
cussion examined the role persistently high operating margins	beyond the current pace of growth. Despite this and putting
played in conjunction with the Federal Reserve’s extraordinary	geopolitical developments aside, equity market valuations
interest rate policies in the elevation of the U.S. equity market’s	appear fair and remain more attractive than fixed income secu-
earnings multiple and overall favorable performance. With the	rities given current interest rates.
end of quantitative easing in sight and the prospect of higher	Information about the Company, including our investment
short term interest rates, the U.S. stock market appears to have	objectives, operating policies and procedures, investment
entered a period of relatively higher volatility. Some of that	results, record of dividend and distribution payments, financial
volatility can also be attributed to a number of geopolitical	reports and press releases, is on our website and has been
events.	updated through September 30, 2014. It can be accessed on the internet at www.generalamericaninvestors.com.
In the U.S., economic data continue to improve as reflected
in the employment data. Non-farm payroll employment is	By Order of the Board of Directors,
averaging over 200,000 per month compared to approximately	GENERAL AMERICAN INVESTORS COMPANY, INC.
180,000 with adjustments in 2013. While the unemploy-
ment rate appears low, due in part to the deterioration in	Jeffrey W. Priest
the labor participation rate, wage growth remains slightly	President and Chief Executive Officer
above the inflation rate and appears to be near an inflection	October 8, 2014
point. Furthermore, weekly hours worked are approaching
levels considered normal for a recovery or expansion. Capital expenditures are improving as are corporate stock repurchases and during the past year merger and acquisition activity has accelerated. All of which suggests corporations are becoming increasingly confident in their future earnings prospects and the overall economy.

				Value
	Shares	COMMON STOCKS		(note 1a)
CONSUMER	AUTOMOBILES AND COMPONENTS (1.4%)
DISCRETIONARY	1,264,063	Ford Motor Company	(Cost $16,174,723)	$18,695,492
(11.7%)	CONSUMER SERVICES (0.9%)
	690,000	International Game Technology	(COST $7,978,541)	11,640,300
	RETAILING (9.4%)
	284,050	Kohl’s Corporation		17,335,571
	460,000	Target Corporation		28,832,800
	1,244,668	The TJX Companies, Inc.		73,647,006
			(Cost $42,752,572)	119,815,377
			(Cost $66,905,836)	150,151,169

CONSUMER	FOOD, BEVERAGE AND TOBACCO (9.5%)
STAPLES	196,039	Danone		13,121,616
(13.4%)	237,400	Diageo plc ADR		27,395,960
	450,000	Nestle S.A.		33,122,902
	195,000	PepsiCo, Inc.		18,152,550
	734,620	Unilever N.V.		29,252,010
			(Cost $70,472,922)	121,045,038
	FOOD AND STAPLES RETAILING (3.9%)
	394,500	Costco Wholesale Corporation	(Cost $12,041,935)	49,438,740
			(Cost $82,514,857)	170,483,778

ENERGY	2,133,269	Alpha Natural Resources, Inc. (a)		5,290,507
(12.8%)	115,000	Anadarko Petroleum Corporation		11,665,600
	331,478	Apache Corporation		31,115,840
	1,232,344	Cameco Corporation		21,763,195
	340,000	Ensco plc - Class A		14,045,400
	585,000	Halliburton Company		37,738,350
	145,000	Occidental Petroleum Corporation		13,941,750
	803,803	Ultra Petroleum Corp. (a)		18,696,458
	470,000	Weatherford International plc (a)		9,776,000
			(Cost $121,679,289)	164,033,100

FINANCIALS	BANKS (2.4%)
(21.9%)	670,000	FCB Financial Holdings, Inc., Class A (a)		15,215,700
	125,000	M&T Bank Corporation		15,411,250
			(Cost $13,662,262)	30,626,950
	DIVERSIFIED FINANCIALS (5.3%)
	255,000	American Express Company		22,322,700
	380,000	JPMorgan Chase & Co.		22,891,200
	525,000	Nelnet, Inc.		22,622,250
			(Cost $28,184,141)	67,836,150
	INSURANCE (14.2%)
	293,492	Aon plc		25,730,444
	750,000	Arch Capital Group Ltd. (a)		41,040,000
	110	Berkshire Hathaway Inc. Class A (a)		22,759,000
	145,000	Everest Re Group, Ltd.		23,491,450
	365,000	MetLife, Inc.		19,607,800
	255,000	PartnerRe Ltd.		28,021,950
	335,000	Platinum Underwriters Holdings, Ltd.		20,391,450
			(Cost $56,755,400)	181,042,094
			(Cost $98,601,803)	279,505,194

				Value
	Shares	COMMON STOCKS (continued)		(note 1a)
HEALTH CARE	PHARMACEUTICALS, BIOTECHNOLOGY AND LIFE SCIENCES
(9.4%)	1,200,000	Ariad Pharmaceuticals, Inc. (a)		$6,480,000
	200,000	Celgene Corporation (a)		18,956,000
	398,600	Gilead Sciences, Inc. (a)		42,430,970
	427,191	Merck & Co., Inc.		25,323,882
	755,808	Pfizer Inc.		22,349,243
	449,475	Repros Therapeutics Inc.		4,449,803
			(Cost $60,871,047)	119,989,898

INDUSTRIALS	CAPITAL GOODS (5.2%)
(10.5%)	915,000	General Electric Company		23,442,300
	360,000	Owens Corning		11,430,000
	300,000	United Technologies Corporation		31,680,000
			(Cost $53,470,464)	66,552,300
	COMMERCIAL AND PROFESSIONAL SERVICES (5.2%)
	1,037,100	Republic Services, Inc.		40,467,642
	255,798	Towers Watson & Co. Class A		25,451,901
			(Cost $30,786,660)	65,919,543
	TRANSPORTATION (0.1%)
	72,500	Hertz Global Holdings, Inc. (a)	(Cost $1,569,031)	1,840,775
			(Cost $85,826,155)	134,312,618

INFORMATION	SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT (4.3%)
TECHNOLOGY	256,850	ASML Holding N.V.		25,381,917
(17.9%)	833,700	Intel Corporation		29,029,434
			(Cost $24,319,428)	54,411,351
	SOFTWARE AND SERVICES (3.7%)
	680,686	Microsoft Corporation		31,556,603
	338,654	Synchronoss Technologies, Inc. (a)		15,503,580
			(Cost $27,810,204)	47,060,183
	TECHNOLOGY HARDWARE AND EQUIPMENT (9.9%)
	429,000	Apple Inc.		43,221,750
	1,000,000	Cisco Systems, Inc.		25,170,000
	615,000	EMC Corporation		17,994,900
	536,200	QUALCOMM Incorporated		40,091,674
			(Cost $68,953,357)	126,478,324
			(Cost $121,082,989)	227,949,858

MATERIALS	336,300	The Dow Chemical Company	(Cost $10,566,260)	17,635,572
(1.4%)

MISCELLANEOUS		Other (b)	(Cost $29,077,649)	20,697,520
(1.6%)

TELECOMMUNICATION	459,702	Verizon Communications Inc.		22,980,503
SERVICES	552,688	Vodafone Group plc ADR		18,177,908
(3.2%)			(Cost $41,177,835)	41,158,411

		TOTAL COMMON STOCKS (103.8%)	(Cost $718,303,720)	1,325,917,118
	Contracts
	(100 shares each)	PUT OPTION/EXPIRATION DATE/EXERCISE PRICE
Energy (0.0%)	1,500	Weatherford International plc/January 17, 2015/$20.00	(Cost $233,010)	169,500

			Value
Shares	SHORT-TERM SECURITY AND OTHER ASSETS		(note 1a)
135,031,909	SSgA U.S. Treasury Money Market Fund (10.6%)	(Cost $135,031,909)	$135,031,909
TOTAL INVESTMENTS (c) (114.4%)		(Cost $853,568,639)	1,461,118,527
Cash, receivables and other assets less liabilities (0.5%)			5,976,063
PREFERRED STOCK (-14.9%)			(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)			$1,276,977,415

ADR - American Depository Receipt (a) Non-income producing security.

(b) Securities which have been held for less than one year, not previously disclosed, and not restricted.

(c) At September 30, 2014 the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes, aggregate gross unrealized appreciation was $637,221,693, aggregate gross unrealized depreciation was $29,671,806, and net unrealized appreciation was $607,549,887.

	Contracts		Value
	(100 shares each)	CALL OPTION/EXPIRATION DATE/EXERCISE PRICE	(note 1a)
Energy (0.0%)	1,500	Weatherford International plc/January 17, 2015/$25.00
		(Premium Received $120,987)	$70,500

(see notes to unaudited financial statements)

	SHARES	SHARES
INCREASES	TRANSACTED	HELD
NEW POSITIONS
Repros Therapeutics Inc.	303,584	449,475	(b)
Synchronoss Technologies, Inc.	—	338,654	(b)
Verizon Communications Inc.	459,702	459,702
Vodafone Group plc ADR	552,688	552,688
ADDITIONS
Cameco Corporation	181,729	1,232,344
Cisco Systems, Inc.	180,000	1,000,000
Ensco plc - Class A	91,900	340,000
General Electric Company	50,000	915,000
Towers Watson & Co. Class A	10,000	255,798

DECREASES
ELIMINATIONS
Bob Evans Farms, Inc.	284,170	—
FCB Financial Holdings, Inc., Class B (c)	75,000	—
eBay Inc.	154,500	—
Idenix Pharmaceuticals, Inc.	61,369	—
Visteon Corporation	30,000	—
REDUCTIONS
Anadarko Petroleum Corporation	65,000	115,000
Apple Inc.	40,000	429,000
Everest Re Group, Ltd.	20,000	145,000
FCB Financial Holdings, Inc., Class A (c)	125,000	670,000
Gilead Sciences, Inc.	30,000	398,600
Halliburton Company	35,000	585,000
Hertz Global Holdings, Inc.	350,00	72,500
International Game Technology	60,000	690,000
JPMorgan Chase & Co.	20,000	380,000
Republic Services, Inc.	50,000	1,037,100
Weatherford International plc	80,000	470,000

(a) Common shares unless otherwise noted; excludes transactions in Common Stocks - Miscellaneous - Other.
(b) Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.
(c) Formerly known as Bond Street Holdings LLC.

(see notes to unaudited financial statements)

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of September 30, 2014 is shown in the following table.

			PERCENT COMMON
INDUSTRY CATEGORY	COST(000)	VALUE (000)	NET ASSETS*
Financials
Banks	$13,662	$30,627	2.4%
Diversified Financials	28,184	67,836	5.3
Insurance	56,756	181,042	14.2

Information Technology	98,602	279,505	21.9
Semiconductors & Semiconductor Equipment	24,320	54,411	4.3
Software & Services	27,810	47,060	3.7
Technology Hardware & Equipment	68,953	126,478	9.9
	121,083	227,949	17.9
Consumer Staples
Food, Beverage & Tobacco	70,473	121,045	9.5
Food & Staples Retailing	12,042	49,439	3.9
	82,515	170,484	13.4
Energy	121,912	164,203	12.8
Consumer Discretionary
Automobiles & Components	16,175	18,696	1.4
Consumer Services	7,978	11,640	0.9
Retailing	42,753	119,815	9.4
	66,906	150,151	11.7
Industrials
Capital Goods	53,470	66,552	5.2
Commercial & Professional Services	30,787	65,920	5.2
Transportation	1,569	1,841	0.1
	85,826	134,313	10.5
Health Care
Pharmaceuticals, Biotechnology & Life Sciences	60,871	119,990	9.4
Telecommunication Services	41,178	41,158	3.2
Miscellaneous**	29,078	20,698	1.6
Materials	10,566	17,635	1.4
	718,537	1,326,086	103.8
Short-Term Securities	135,032	135,032	10.6
Total Investments	$853,569	1,461,118	114.4
Other Assets and Liabilities - Net		5,976	0.5
Preferred Stock		(190,117)	(14.9)
Net Assets Applicable to Common Stock		$1,276,977	100.0%

* Net Assets applicable to the Company’s Common Stock.
** Securities which have been held for less than one year, not previously disclosed, and not restricted.

(see notes to unaudited financial statements)

ASSETS
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $718,303,720)		$1,325,917,118
Purchased option (cost $233,010)		169,500
Money market fund (cost $135,031,909)		135,031,909
Total investments (cost $853,568,639)		1,461,118,527

RECEIVABLES AND OTHER ASSETS
Cash held by custodian in segregated account	$3,213
Receivable for securities sold	10,514,984
Dividends, interest and other receivables, net	3,102,250
Qualified pension plan asset, net excess funded (note 7)	5,344,751
Prepaid expenses and other assets	1,277,914	20,243,112
TOTAL ASSETS		1,481,361,639
LIABILITIES
Payable for securities purchased	2,903,414
Accrued preferred stock dividend not yet declared	219,955
Outstanding option written, at value (premium received $120,987)	70,500
Accrued supplemental pension plan liability (note 7)	4,692,152
Accrued supplemental thrift plan liability (note 7)	2,637,796
Accrued expenses and other liabilities	3,743,232

TOTAL LIABILITIES		14,267,049

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175

NET ASSETS APPLICABLE TO COMMON STOCK - 29,493,887 shares (note 5)		$1,276,977,415

NET ASSET VALUE PER COMMON SHARE		$43.30

NET ASSETS APPLICABLE TO COMMON STOCK
Common Stock, 29,493,887 shares at par value (note 5)	$29,493,887
Additional paid-in capital (note 5)	549,443,435
Undistributed net investment income (note 5)	7,398,490
Undistributed realized gain on investments	92,777,721
Accumulated other comprehensive loss (note 7)	(1,824,244)
Unallocated distributions on Preferred Stock	(8,703,934)
Unrealized appreciation on investments and option written	608,392,060

NET ASSETS APPLICABLE TO COMMON STOCK		$1,276,977,415

(see notes to unaudited financial statements)

INCOME
Dividends (net of foreign withholding taxes of $634,300)		$17,592,922
Interest		482
		17,593,404
EXPENSES
Investment research	$5,319,698
Administration and operations	2,700,818
Office space and related expenses	1,266,837
Auditing and legal fees	200,865
Directors’ fees and expenses	183,766
State and local taxes	119,984
Transfer agent, custodian and registrar fees and expenses	116,975
Stockholders’ meeting and reports	94,432	10,003,375
NET INVESTMENT INCOME		7,590,029
REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1, 3 AND 4)
Net realized gain on investments:
Securities transactions (long-term except for $7,206,046)	88,524,266
Written option transactions (notes 1b and 4)	543,192
	89,067,458
Net decrease in unrealized appreciation on investments and option written	(25,105,461)
NET GAIN ON INVESTMENTS		63,961,997
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(8,483,979)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$63,068,047

	Nine Months Ended
	September 30, 2014	Year Ended
OPERATIONS	(Unaudited)	December 31, 2013
Net investment income	$7,590,029	$5,228,019
Net realized gain on investments	89,067,458	69,657,472
Net increase (decrease) in unrealized appreciation	(25,105,461)	243,076,683
	71,552,026	317,962,174
Distributions to Preferred Stockholders:
From net investment income	—	(992,168)
From long-term capital gains	—	(10,319,804)
Unallocated distributions	(8,483,979)	—
Decrease in net assets from Preferred distributions	(8,483,979)	(11,311,972)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	63,068,047	306,650,202
OTHER COMPREHENSIVE INCOME - Funded status of defined benefit plans (note 7)	—	5,948,555
DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	—	(5,382,759)
From long-term capital gains	—	(55,987,513)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	—	(61,370,272)
CAPITAL SHARE TRANSACTIONS (NOTE 5)
Value of Common Shares issued in payment of dividends and distributions	—	35,871,304
Cost of Common Shares purchased	(15,560,378)	(13,047,704)
INCREASE (DECREASE) IN NET ASSETS - CAPITAL TRANSACTIONS	(15,560,378)	22,823,600
NET INCREASE IN NET ASSETS	47,507,669	274,052,085

NET ASSETS APPLICABLE TO COMMON STOCK
BEGINNING OF PERIOD	1,229,469,746	955,417,661
END OF PERIOD (including undistributed net investment income (loss) of $7,398,490 and
($191,539), respectively)	$1,276,977,415	$1,229,469,746

(see notes to unaudited financial statements)

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the nine months ended
September 30, 2014 and for each year in the five-year period ended December 31, 2013. This information has been derived from information con-
tained in the financial statements and market price data for the Company’s shares.

	Nine Months
	Ended
	September 30, 2014			Year Ended December 31,
	(Unaudited)		2013	2012	2011	2010	2009

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$41.07		$32.68	$29.78	$31.26	$27.50	$21.09
Net investment income	.26		.17	.24	.18	.19	.11
Net gain (loss) on securities -
realized and unrealized	2.26		10.51	5.05	(.68)	4.37	6.94
Other comprehensive income (loss)	—		.20	—	(.10)	—	.07
	2.52		10.88	5.29	(.60)	4.56	7.12
Distributions on Preferred Stock:
Dividends from net investment income	—		(.04)	(.04)	(.11)	(.07)	(.11)
Distributions from net short-term capital gains	—		—	(.01)	(.01)	(.03)	(.05)
Distributions from net long-term capital gains	—		(.35)	(.34)	(.26)	(.27)	(.19)
Distributions from return of capital	—		—	—	—	—	(.01)
Unallocated	(.29)		—	—	—	—	—
	(.29)		(.39)	(.39)	(.38)	(.37)	(.36)
Total from investment operations	2.23		10.49	4.90	(.98)	4.19	6.76
Distributions on Common Stock:
Dividends from net investment income	—		(.18)	(.21)	(.15)	(.08)	(.10)
Distributions from net short-term capital gains	—		—	(.02)	(.01)	(.03)	(.05)
Distributions from net long-term capital gains	—		(1.92)	(1.77)	(.34)	(.32)	(.19)
Distributions from return of capital	—		—	—	—	—	(.01)
	—		(2.10)	(2.00)	(.50)	(.43)	(.35)

Net asset value, end of period	$43.30		$41.07	$32.68	$29.78	$31.26	$27.50
Per share market value, end of period	$37.06		$35.20	$27.82	$24.91	$26.82	$23.46
TOTAL INVESTMENT RETURN - Stockholder
return, based on market price per share	5.28	%*	34.24%	19.77%	(5.29%)	16.24%	36.86%

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock,
end of period (000’s omitted)	$1,276,977		$1,229,470	$955,418	$886,537	$950,941	$864,323
Ratio of expenses to average net assets
applicable to Common Stock	1.07	%**	1.27%	1.67%	1.39%	1.54%	1.93%
Ratio of net investment income to average net assets
applicable to Common Stock	0.81	%**	0.47%	0.74%	0.56%	0.66%	0.46%
Portfolio turnover rate	14.12	%*	17.12%	9.56%	11.17%	18.09%	24.95%

PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$190,117		$190,117	$190,117	$190,117	$190,117	$190,117
Asset coverage	772%		747%	603%	566%	600%	555%
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$25.72		$25.30	$25.54	$25.47	$24.95	$24.53

*Not annualized
**Annualized
(see notes to unaudited financial statements)

1. SIGNIFICANT ACCOUNTING POLICIES - General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversifi ed management investment company. It is internally managed by its offi cers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”)
requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the offi cial closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-
the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The
Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change signifi cantly, the price of certain foreign securities may be adjusted to refl ect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to specifi c procedures appropriate to each security as established by and under the general supervision of the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

b. OPTIONS The Company may purchase and write (sell) put and call options. The Company typically purchases put options or writes call options to hedge the value of portfolio investments while it typically purchases call options and writes put options to obtain equity market exposure under specifi ed circumstances. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities.
Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and
Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for written option activity.

c. SECURITY TRANSACTIONS AND INVESTMENT INCOME Security transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and pre-
mium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represent amortized cost.
d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation.
Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.
Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S.
companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervi-
sion and regulation of foreign securities markets.

e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distribu-
tions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassifi ed to paid-in capital as they arise.

f. FEDERAL INCOME TAXES The Company’s policy is to fulfi ll the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, man-
agement has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g. CONTINGENT LIABILITIES Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifi cations.
The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnifi cation provisions and expects the risk of loss thereunder to be remote.

2. FAIR VALUE MEASUREMENTS - Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1 per share),
Level 2 - other signifi cant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and
Level 3 - signifi cant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of September 30, 2014:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,325,917,118	—	—	$1,325,917,118
Purchased option	169,500	—	—	169,500
Money market fund	135,031,909	—	—	135,031,909
Total	$1,461,118,527	—	—	$1,461,118,527
Liabilities
Option written	($70,500)			($70,500)

The aggregate value of Level 3 portfolio investments changed during the nine months ended September 30, 2014 as follows:

Change in portfolio valuations using signifi cant unobservable inputs:	Level 3
Fair value at December 31, 2013	$32,637,795
Realized gain	9,328,522
Net change in unrealized appreciation	(4,181,595)
Proceeds from sale	(24,076,522)
Transfer to Level 1	(13,708,200)
Fair value at September 30, 2014	$0

Transfers are reported as of the actual date of reclassifi cation. A transfer from Level 3 to Level 1 occurred during the period ended
September 30, 2014.

3. PURCHASES AND SALES OF SECURITIES - Purchases and sales of securities (other than short-term securities and options) for the nine months ended September 30, 2014 amounted to $185,301,533 and $244,402,189, on long transactions, respectively.

4. WRITTEN OPTIONS - The level of activity in written options varies from year to year based upon market conditions. Transactions in written covered call options and collateralized put options during the nine months ended September 30, 2014 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2013	1,200	$229,628	0	$0
Options written	3,000	241,974	5,800	818,553
Options exercised	(250)	(161,738)	(1,500)	(147,489)
Options expired	(523)	(37,375)	(2,500)	(57,940)
Options terminated in closing purchase transaction	(1,927)	(151,502)	(1,800)	(613,124)
Options outstanding, September 30, 2014	1,500	$120,987	0	$0

The maximum payout for written put options is limited to the number of put option contracts written and outstanding and the related strike prices; currently, none are outstanding. The fair value of the covered call option contract at September 30, 2014 is $70,500.

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - The authorized capital stock of the Company consists of 50,000,000 shares of Common
Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 29,493,887 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on September 30, 2014.
On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. To date, 395,313 shares have been repurchased.
The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among hold-
ers of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.
Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred
Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, gener-
ally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common
Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassifi cation as a closed-end investment company or changes in its fundamental investment policies.

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from bottom of previous page.)
The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.
Transactions in Common Stock during the nine months ended September 30, 2014 and the year ended December 31, 2013 were as follows:

		Shares			Amount
	2014		2013	2014		2013
Shares issued in payment of dividends and distributions
(includes 1,090,772 shares issued from treasury)	—		1,090,772	—		$1,090,772
Increase in paid-in capital				—		34,780,532
Total increase				—		35,871,304
Shares purchased (at an average discount from net asset value
of 14.6% and 14.3%, respectively)	(445,681)		(385,176)	($445,681)		(385,176)
Decrease in paid-in capital				(15,114,697)		(12,662,528)
Total decrease				(15,560,378)		(13,047,704)
Net increase (decrease)	(445,681)		705,596	($15,560,378)		$22,823,600

At September 30, 2014, the Company held in its treasury 2,486,985 shares of Common Stock with an aggregate cost in the amount of
$73,530,867.

The tax basis distributions during the year ended December 31, 2013 are as follows: ordinary distributions of $6,746,658 and long-term capital gains distributions of $65,935,586. As of December 31, 2013, distributable earnings on a tax basis included $3,963,127 from undistributed net long-term capital gains and $633,497,521 from net unrealized appreciation on investments if realized in future years.
Reclassifications arising from permanent “book/tax” differences reflect non-tax deductible expenses and redesignation of dividends during the year ended December 31, 2013. As a result, undistributed net investment loss was decreased by $8,208 and additional paid-in capital was decreased by $1,014 and undistributed net realized gain on securities sold was decreased by $7,194. As of December 31, 2013 the Company had straddle loss deferrals of $252,864. Net assets were not affected by this reclassification.

6. OFFICERS’ COMPENSATION - The aggregate compensation accrued and paid by the Company during the nine months ended September
30, 2014 to its offi cers (identifi ed on back cover) amounted to $5,129,625.

7. BENEFIT PLANS - The Company has funded (qualifi ed) and unfunded (supplemental) noncontributory defi ned benefi t pension plans that are available to its employees. The pension plans provide defi ned benefi ts based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefi t cost (income) of the plans for the nine months ended September 30, 2014 were:

Service cost	$349,650
Interest cost	656,262
Expected return on plan assets	(847,191)
Amortization of prior service cost	34,938
Amortization of recognized net actuarial loss	335,928

Net periodic benefi t cost	$529,587

The Company recognizes the overfunded or underfunded status of a defi ned benefi t postretirement plan as an asset or liability in the
Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other com-
prehensive income.

The Company also has funded (qualifi ed) and unfunded (supplemental) defi ned contribution thrift plans that are available to its employ-
ees. The aggregate cost of such plans for the nine months ended September 30, 2014 was $548,720. The qualifi ed thrift plan acquired
13,999 shares and sold 11,100 shares of the Company’s Common Stock during the nine months ended September 30, 2014 and held
487,900 shares of the Company’s Common Stock at September 30, 2014.

8. OPERATING LEASE COMMITMENT - In September 2007, the Company entered into an operating lease agreement for offi ce space which expires in February 2018 and provided for future rental payments in the aggregate amount of approximately $10,755,000, net of con-
struction credits. The lease agreement contains clauses whereby the Company receives free rent for a specifi ed number of months and credit towards construction of offi ce improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company has the option to renew the lease after February 2018 for five years at market rates. Rental expense approximated $838,000 for the nine months ended September 30, 2014. Minimum rental commit-
ments under the operating lease are approximately $1,183,000 in 2014 through 2017, and $99,000 in 2018.

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5 on pages 10 and 11. Prospective purchases of Common and Preferred Stock may be at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy vot-
ing record for the twelve-month period ended September 30, 2014 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange
Commission’s website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio
Holdings (Form N-Q) with the Securities and Exchange Commission (“SEC”) as of the end of the first and third calendar quarters. The Company’s
Forms N-Q are available at www.generalamericaninvestors.com and on the SEC’s website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company’s Form N-Q may also be obtained by calling us at 1-800-436-8401.

On May 16, 2014, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s princi-
pal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

DIRECTORS*

Spencer Davidson, Chairman
Sidney R. Knafel, Lead Independent Director
Arthur G. Altschul, Jr.	Betsy F. Gotbaum
Rodney B. Berens	Daniel M. Neidich
Lewis B. Cullman	Jeffrey W. Priest
John D. Gordan, III	Raymond S. Troubh
(*The Company is a stand-alone fund.)

OFFICERS
Jeffrey W. Priest, President and Chief Executive Officer
Andrew V. Vindigni, Senior Vice-President
Craig A. Grassi, Vice-President
Sally A. Lynch, Vice-President
Michael W. Robinson, Vice-President
Eugene S. Stark, Vice-President, Administration, Principal
Financial Officer & Chief Compliance Officer
Diane G. Radosti, Treasurer
Maureen E. LoBello, Corporate Secretary
Linda J. Genid, Assistant Corporate Secretary

SERVICE COMPANIES

COUNSEL	TRANSFER AGENT AND REGISTRAR
Sullivan & Cromwell LLP	American Stock Transfer & Trust
INDEPENDENTAUDITORS	Company, LLC
Ernst & Young LLP	6201 15th Avenue
Brooklyn, NY 11219
CUSTODIAN	1-800-413-5499
State Street Bank and	www.amstock.com
Trust Company